HAMILTON LANE INCORPORATED REPORTS THIRD QUARTER FISCAL 2024 RESULTS, WITH MANAGEMENT & ADVISORY FEES GROWING BY 17% AND ASSETS UNDER MANAGEMENT GROWING BY 12% YEAR-OVER-YEAR

CONSHOHOCKEN, PENN. – February 6, 2024 – Leading private markets asset management firm Hamilton Lane Incorporated (Nasdaq: HLNE) today reported its results for the third fiscal quarter ended December 31, 2023.

THIRD QUARTER FISCAL 2024 HIGHLIGHTS

•Assets under management – Total assets under management of $120.0 billion grew 12% year-over-year. Fee-earning assets under management increased 15% to $63.1 billion over the same period.

•Revenue – Management and advisory fees of $113.6 million for the quarter represent growth of 17% versus the prior year period.

•Carried Interest – Unrealized carried interest balance of approximately $1.1 billion was up 18% versus the prior year period.

•Earnings per share – GAAP EPS of $0.51 on $19.5 million of GAAP net income for the quarter.

•Dividend – Declared a quarterly dividend of $0.445 per share of Class A common stock to record holders at the close of business on March 15, 2024 that will be paid on April 4, 2024. The target full-year dividend of $1.78 represents an 11% increase from the prior fiscal year dividend.

Hamilton Lane issued a full detailed presentation of its third quarter fiscal 2024 results, which can be accessed by clicking here.

Hamilton Lane Co-CEO Erik Hirsch commented: "Our commitment to excellence, innovation, and growth in the private markets has resulted in another strong quarter for Hamilton Lane. Calendar 2023 was a tremendous year for the firm across our customized separate accounts, specialized funds and tech partnerships, and we look forward to what lies ahead for 2024.”
Conference Call
Hamilton Lane will discuss third quarter fiscal 2024 results in a webcast and conference call today, Tuesday, February 6, 2024, at 11:00 a.m. Eastern Time.

For access to the live event via the webcast, visit Hamilton Lane's Shareholders website by clicking here at least 15 minutes prior to the start of the call. This feature will be in listen-only mode.

A replay of the webcast will be available approximately two hours after the live broadcast for a period of one year and can be accessed in the same manner as the live webcast at the Shareholders page of Hamilton Lane’s website.

About Hamilton Lane
Hamilton Lane (Nasdaq: HLNE) is one of the largest private markets investment firms globally, providing innovative solutions to institutional and private wealth investors around the world. Dedicated exclusively to private markets investing for more than 30 years, the firm currently employs nearly 700 professionals operating in offices throughout North America, Europe, Asia Pacific and the Middle East. Hamilton Lane has $902.8 billion in assets under management and supervision, composed of $120.0 billion in discretionary assets and $782.9 billion in non-discretionary assets, as of December 31, 2023. Hamilton Lane specializes in building flexible investment programs that provide clients access to the full spectrum of private markets strategies, sectors and geographies. For more information, please visit www.hamiltonlane.com or follow Hamilton Lane on LinkedIn: https://www.linkedin.com/company/hamilton-lane/.

Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe,” “estimate,” “continue,” “anticipate,” “intend,” “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: our ability to manage growth, fund performance, competition in our industry, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to fund commitments; our exposure and that of our clients and investors to the credit risks of financial institutions at which we and they hold accounts; our ability to comply with investment guidelines set by our clients; our ability to successfully integrate acquired businesses with ours; our ability to manage risks associated with introducing new types of investment structures, products or services or entering into strategic partnerships; our ability to manage redemption or repurchase rights in certain of our funds; our ability to manage, identify and anticipate risks we face; our ability to manage the effects of events outside of our control; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses.

The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2023 and in our subsequent reports filed from time to time with the

Securities and Exchange Commission. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.

Shareholder Contact
John Oh
joh@hamiltonlane.com
+1 610 617 6026

Media Contact
Kate McGann
kmcgann@hamiltonlane.com
+1 240 888 4078

Fiscal Year 2024 Third Quarter Results February 6, 2024

2Hamilton Lane | Global Leader in the Private Markets Juan Delgado-Moreira Co-CEO Today's Speakers Erik Hirsch Co-CEO Jeff Armbrister Chief Financial Officer John Oh Head of Shareholder Relations

3Hamilton Lane | Global Leader in the Private Markets Business Performance Financial Results Dividend • Assets under management and fee-earning assets under management were $120 billion and $63 billion, respectively, as of December 31, 2023, increases of 12% and 15%, respectively, compared to December 31, 2022 • Management and advisory fees increased 19% compared to the nine months ended December 31, 2022 USD in millions except per share amounts Q3 FY24 QTD Q3 FY24 YTD vs. Q3 FY23 YTD Management and advisory fees $113.6 $328.2 19 % GAAP net income $19.5 $92.5 19 % GAAP EPS $0.51 $2.43 11 % Adjusted net income1 $38.4 $137.0 7 % Non-GAAP EPS1 $0.71 $2.54 7 % Fee Related Earnings1 $45.3 $137.3 16 % Adjusted EBITDA1 $58.2 $181.4 (11) % • Declared a quarterly dividend of $0.445 per share of Class A common stock to record holders at the close of business on March 15, 2024 1Adjusted net income, non-GAAP earnings per share, Fee Related Earnings and Adjusted EBITDA are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 20 and 21 of this presentation. Period Highlights

4Hamilton Lane | Global Leader in the Private Markets Total Assets Under Management/Advisement ($B) Total AUA Total AUM 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 $0 $200 $400 $600 $800 $1,000 Y-o-Y Growth AUM: 12 % AUA: 8% $903B AUM & AUA 1 CAGR: 19% $6 $7 $11 $13 $16 $19 $22 $24 $30 $32 $35 $40 $50 $59 $66 $76 $98 $108 $36 $51 $77 $79 $95 $81 $129 $147 $147 $189 $205 $292 $374 $410 $422 $581 $753 $724 $783 $120 Growing Asset Footprint & Influence 1Data as of calendar year end 12/31 unless otherwise noted. Numbers may not tie due to rounding.

5Hamilton Lane | Global Leader in the Private Markets Y-o-Y Drivers of Growth Total Fee-Earning Assets Under Management ($B) $22 $25 $26 $31 $35 $33 $37 $11 $14 $16 $18 $23 $22 $26 Customized Separate Accounts Specialized Funds Mar-19 Mar-20 Mar-21 Mar-22 Mar-23 Dec-22 Dec-23 $0 $10 $20 $30 $40 $50 $60 $70 Fee-Earning AUM growth continues and annual fee rates are stable CAGR: 14% Total Management Fee Revenues as a % of Average FEAUM *Numbers may not tie due to rounding Customized Separate Accounts: • New client wins • Client re-ups Specialized Funds: • Closed 2nd impact fund and 5th direct equity fund • Fundraising 6th secondary fund, 8th credit-oriented fund, 2nd infrastructure fund, and evergreen funds .56% $42 $55 $57 $34 $39 $49 $63 Fee-Earning AUM Driving Revenues .60% .56% .59% .59% .62%

6Hamilton Lane | Global Leader in the Private Markets Customized Separate Accounts Specialized Funds Advisory Services Diverse mix of existing and prospective clients seeking to further or establish relationships with Hamilton Lane • $3.8B year-over-year increase in FEAUM • +80% of our gross contributions during the last 12 months came from existing clients AUM AUM & AUA Drivers AUA Select funds in market: • Secondary fund • Credit-oriented fund • Infrastructure fund • Evergreen funds • $4.4B year-over-year increase in FEAUM • Closings during Q3 FY24: ◦ Secondary fund: $486M Typically larger clients with wide-ranging mandates which include technology-driven reporting, monitoring and analytics services and consulting services; opportunity set continues to be robust • $59B year-over-year increase in AUA

Financial Highlights

Consolidated Revenue

Strong growth across management and advisory fees

Management and Advisory Fees
YTD



Y-o-Y Change: 19%
USD in Millions
$276
$328
Q3 FY23
Q3 FY24

Long-Term Growth



CAGR: 14%
USD in Millions
$195
$372
FY18
FY23

- Recurring management and advisory fees represented an average of 85% of total revenues over the past five fiscal years
- Y-o-Y increase of 19%
- $6.1 million in retroactive fees from our latest secondary fund in the quarter

Incentive Fees
YTD



Y-o-Y Change: (65)%
USD in Millions
$140
$49
Q3 FY23
Q3 FY24

Long-Term Growth



CAGR: 26%
USD in Millions
$49
$157
FY18
FY23

- Incentive fees derived from a highly diversified pool of assets and funds
- Unrealized carried interest of $1.1 billion as of 12/31/23 diversified across 3,000+ assets and over 90 funds
- Timing of realizations unpredictable

Total Revenues
YTD



Y-o-Y Change: (9)%
USD in Millions
$416
$377
Q3 FY23
Q3 FY24

Long-Term Growth



CAGR: 17%
USD in Millions
$244
$529
FY18
FY23

- Total revenues decreased by 9%, driven by incentive fees, while management and advisory fees increased 19%

Hamilton Lane | Global Leader in the Private Markets

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9Hamilton Lane | Global Leader in the Private Markets Period Ending V eh ic le s U S D in M illions Unrealized Carried Interest $1,064 $952 $1,126 88 91 99 Unrealized Carried Interest Vehicles in Unrealized Carry Position Dec-21 Dec-22 Dec-23 0 20 40 60 80 100 $0 $250 $500 $750 $1,000 $1,250 $1,500 Unrealized Carry by Age < 5 years 42% 5-8 years 37% 8-12 years 17% > 12 years 4% Unrealized Carried Interest

Consolidated Earnings

Stable long-term growth

Net Income Attributable to HLI

YTD



Y-o-Y Change: 19%
USD in Millions
$78
$92
Q3 FY23
Q3 FY24

Long-Term Growth



USD in Millions
$17
$109
FY18
FY23

- $20M in net income attributable to HLI for the quarter

Adjusted EBITDA[1]

YTD



Y-o-Y Change: (11)%
USD in Millions
$205
$181
Q3 FY23
Q3 FY24

Long-Term Growth



CAGR: 14%
USD in Millions
$133
$260
FY18
FY23

- Y-o-Y decrease of 11% driven by lower incentive fees

Fee Related Earnings[1]

YTD



Y-o-Y Change: 16%
USD in Millions
$118
$137
Q3 FY23
Q3 FY24

Long-Term Growth



CAGR: 14%
USD in Millions
$81
$159
FY18
FY23

- Y-o-Y growth of 16%
- Long-term double digit growth in Fee Related Earnings

[1]Adjusted EBITDA and Fee Related Earnings are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures and for the reasons we believe the non-GAAP measures provide useful information, see pages 20 and 21 of this presentation.

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11Hamilton Lane | Global Leader in the Private Markets U S D in M ill io ns Investments $154 $208 $374 $514 $588 $604 Mar-19 Mar-20 Mar-21 Mar-22 Mar-23 Dec-23 $0 $100 $200 $300 $400 $500 $600 $700 • For 12/31/23, the total investment balance consisted primarily of: ◦ ~$392M in investments in our funds ◦ ~$212M in technology related and other investments • Modest leverage • $197M of debt as of 12/31/23 U S D in M ill io ns Leverage $199 $214 $197 Dec-22 Mar-23 Dec-23 $0 $50 $100 $150 $200 $250 Other Key Items Strong balance sheet with investments in our own products and a modest amount of leverage...

Appendix

Condensed Consolidated Statements of Income (Unaudited)

(Dollars in thousands except share and per share amounts)	Three Months Ended December 31, 2022	Three Months Ended December 31, 2023	% Change	Nine Months Ended December 31, 2022	Nine Months Ended December 31, 2023	% Change
Management and advisory fees	$97,355	$113,641	17 %	$276,182	$328,232	19 %
Incentive fees	24,075	11,623	(52) %	132,835	48,945	(63) %
Consolidated variable interest entities related:						
Incentive fees	5,644	—	(100) %	6,948	—	(100) %
Total revenues	**127,074**	**125,264**	**(1)%**	**415,965**	**377,177**	**(9)%**
Compensation and benefits	45,676	49,706	9 %	158,235	139,738	(12) %
General, administrative and other	22,717	24,152	6 %	66,066	74,908	13 %
Consolidated variable interest entities related:						
General, administrative and other	309	12	(96) %	941	600	(36) %
Total expenses	**68,702**	**73,870**	**8 %**	**225,242**	**215,246**	**(4)%**
Equity in income (loss) of investees	650	(46)	(107) %	(7,493)	20,071	N/A
Interest expense	(2,419)	(2,748)	14 %	(6,027)	(8,381)	39 %
Interest income	442	1,500	239 %	839	3,536	321 %
Non-operating loss	(27,960)	(8)	(100) %	(11,878)	(989)	(92) %
Consolidated variable interest entities related:						
Equity in income of investees	389	240	(38) %	1,030	660	(36) %
Unrealized gain	2,087	—	(100) %	4,333	3,034	(30) %
Interest expense	—	—	N/A	—	(6)	N/A
Interest income	2,111	—	(100) %	2,989	4,581	53 %
Total other income (expense)	**(24,700)**	**(1,062)**	**(96)%**	**(16,207)**	**22,506**	**(239)%**
Income before income taxes	**33,672**	**50,332**	**49 %**	**174,516**	**184,437**	**6 %**
Income tax expense	11,788	15,800	34 %	38,766	34,055	(12) %
Net income	**21,884**	**34,532**	**58 %**	**135,750**	**150,382**	**11 %**
Less: Income attributable to non-controlling interests in general partnerships	422	82	(81) %	773	171	(78) %
Less: Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	9,146	14,944	63 %	51,326	52,733	3 %
Less: Income attributable to redeemable non-controlling interests in Hamilton Lane Alliance Holdings I, Inc.	2,647	—	(100) %	5,617	—	(100) %
Less: Income attributable to non-controlling interests in consolidated funds	—	—	N/A	—	4,980	N/A
Net income attributable to Hamilton Lane Incorporated	**$9,669**	**$19,506**	**102 %**	**$78,034**	**$92,498**	**19 %**
Basic earnings per share of Class A common stock	$0.32	$0.52	63 %	$2.21	$2.45	11 %
Diluted earnings per share of Class A Common stock	$0.31	$0.51	65 %	$2.19	$2.43	11 %
Weighted-average shares of Class A common stock outstanding - basic	37,025,416	37,736,012		37,004,657	37,720,724	
Weighted-average shares of Class A common stock outstanding - diluted	53,769,379	53,987,555		53,733,521	53,932,804	

Hamilton Lane | Global Leader in the Private Markets

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Non-GAAP Financial Measures

(Dollars in thousands except share and per share amounts)	Three Months Ended December 31, 2022	2023	% Change	Nine Months Ended December 31, 2022	2023	% Change
Adjusted EBITDA[1]						
Management and advisory fees	$97,355	$113,641	17 %	$276,182	$328,232	19 %
Revenue related to consolidated funds	—	—	N/A	—	394	N/A
Total expenses	68,702	73,870	8 %	225,242	215,246	(4) %
Less:						
Incentive fee related compensation[2]	(14,001)	(5,521)	(61) %	(66,254)	(23,249)	(65) %
Consolidated VIE related general, administrative and other expenses	(278)	—	N/A	(846)	(566)	(33) %
Non-operating income related compensation	1,413	—	(100) %	(54)	(59)	9 %
Management fee related expenses	55,836	68,349	22 %	158,088	191,372	21 %
Fee Related Earnings	**$41,519**	**$45,292**	**9 %**	**$118,094**	**$137,254**	**16 %**
Fee Related Earnings Margin	**43 %**	**40 %**		**43 %**	**42 %**	
Incentive fees	29,719	11,623	(61) %	139,783	48,945	(65) %
Incentive fees attributable to non-controlling interests	(243)	—	N/A	(302)	—	N/A
Incentive fee related compensation[2]	(14,001)	(5,521)	(61) %	(66,254)	(23,249)	(65) %
Non-operating income related compensation	1,413	—	(100) %	(54)	(59)	9 %
Interest income	442	1,500	239 %	839	3,536	321 %
Equity-based compensation	2,834	3,264	15 %	6,816	9,227	35 %
Depreciation and amortization	2,022	2,037	1 %	5,600	5,774	3 %
Adjusted EBITDA	**$63,705**	**$58,195**	**(9)%**	**$204,522**	**$181,428**	**(11)%**
Adjusted EBITDA Margin	**50 %**	**46 %**		**49 %**	**48 %**	
Non-GAAP earnings per share[1]						
Net income attributable to Hamilton Lane Incorporated	**$9,669**	**$19,506**	**102 %**	**$78,034**	**$92,498**	**19 %**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	9,146	14,944	63 %	51,326	52,733	3 %
Income tax expense	11,788	15,800	34 %	38,766	34,055	(12) %
Adjusted pre-tax net income	**30,603**	**50,250**	**64 %**	**168,126**	**179,286**	**7 %**
Adjusted income taxes[3]	(7,314)	(11,859)	62 %	(40,182)	(42,312)	5 %
Adjusted net income	**$23,289**	**$38,391**	**65 %**	**$127,944**	**$136,974**	**7 %**
Adjusted shares outstanding	**53,769,379**	**53,987,555**		**53,733,521**	**53,932,804**	
Non-GAAP earnings per share	**$0.43**	**$0.71**	**65 %**	**$2.38**	**$2.54**	**7 %**

[1] Adjusted EBITDA and Non-GAAP earnings per share are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures, see page 20.
[2] Incentive fee related compensation includes incentive fee compensation expense and bonus related to carried interest that is classified as base compensation.
[3] Represents corporate income taxes at our estimated statutory tax rate of 23.6% and 23.9% for the three and nine month periods ended December 31, 2023 and 2022, respectively, applied to adjusted pre-tax net income. The 23.6% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.6%. The 23.9% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.9%.

Hamilton Lane | Global Leader in the Private Markets

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15Hamilton Lane | Global Leader in the Private Markets Three Months Ended December 31, Nine Months Ended December 31, (Dollars in thousands) 2022 2023 % Change 2022 2023 % Change Management and advisory fees Specialized funds $53,299 $64,871 22% $144,099 $184,972 28 % Customized separate accounts 29,571 32,943 11% 87,329 96,702 11 % Advisory 6,613 6,085 (8) % 19,073 18,392 (4) % Reporting and other 6,720 6,479 (4) % 19,170 18,298 (5) % Distribution management 596 1,512 154% 1,863 3,979 114 % Fund reimbursement revenue 556 1,751 215% 4,648 5,889 27 % Total management and advisory fees $97,355 $113,641 17% $276,182 $328,232 19 % Reporting and other: 9% Customized separate accounts: 29% Specialized funds: 56% Advisory: 6% Nine Months Ended December 31, 2023 Management and Advisory Fees

Incentive Fees

(Dollars in thousands)	Three Months Ended December 31, 2022	2023	% Change	Nine Months Ended December 31, 2022	2023	% Change
Incentive fees						
Direct equity funds	$5,644	$–	(100) %	$58,104	$3,444	(94) %
Secondary funds	447	–	(100) %	27,393	12,046	(56) %
Direct credit funds	6	–	(100) %	7,638	4,725	(38) %
Evergreen funds	3,072	6,869	124 %	4,069	9,874	143 %
Other specialized funds	5,154	3,673	(29) %	12,559	13,115	4 %
Customized separate accounts	15,396	1,081	(93) %	30,020	5,741	(81) %
Incentive fees	**$29,719**	**$11,623**	**(61)%**	**$139,783**	**$48,945**	**(65)%**

	As of December 31, 2022	September 30, 2023	December 31, 2023	YoY % Change	QoQ % Change
Allocated carried interest					
Secondary Fund II	$385	$199	$130	(66) %	(35) %
Secondary Fund III	31,285	28,369	28,370	(9) %	0 %
Secondary Fund IV	126,943	121,113	117,690	(7) %	(3) %
Secondary Fund V	142,538	153,399	147,372	3 %	(4) %
Secondary Fund VI	1,730	14,855	27,436	1,486 %	85 %
Co-investment Fund II	15,436	16,679	17,143	11 %	3 %
Co-investment Fund III	54,964	49,930	40,241	(27) %	(19) %
Co-investment Fund IV	103,252	131,502	132,875	29 %	1 %
Equity Opportunities Fund V	4,678	28,270	24,779	430 %	(12) %
Evergreen funds	66,030	128,946	120,290	82 %	(7) %
Other specialized funds	109,042	117,390	117,504	8 %	0 %
Customized separate accounts	295,905	360,099	351,848	19 %	(2) %
Total allocated carried interest	**$952,188**	**$1,150,751**	**$1,125,678**	**18 %**	**(2)%**

Hamilton Lane | Global Leader in the Private Markets

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17Hamilton Lane | Global Leader in the Private Markets (Dollars in millions) December 31, 2022 September 30, 2023 December 31, 2023 YoY % Change QoQ % Change Assets under management / advisement Assets under management $107,530 $119,182 $119,953 12% 1 % Assets under advisement 724,364 734,804 782,892 8% 7 % Total assets under management /advisement $831,894 $853,986 $902,845 9% 6 % Fee-earning assets under management Customized separate accounts Balance, beginning of period $32,333 $35,850 $36,234 12% 1 % Contributions 1,432 1,258 1,743 22% 39 % Distributions (576) (921) (1,000) 74% 9 % Foreign exchange, market value and other (100) 47 (53) (47) % (213) % Balance, end of period $33,089 $36,234 $36,924 12% 2 % Specialized funds Balance, beginning of period $20,354 $23,815 $25,187 24% 6 % Contributions 1,472 1,614 1,273 (14) % (21) % Distributions (213) (297) (370) 74% 25 % Foreign exchange, market value and other 163 55 85 (48) % 55 % Balance, end of period $21,776 $25,187 $26,175 20% 4 % Total Balance, beginning of period $52,687 $59,665 $61,421 17% 3 % Contributions 2,904 2,872 3,016 4% 5 % Distributions (789) (1,218) (1,370) 74% 12 % Foreign exchange, market value and other 63 102 32 (49) % (69) % Balance, end of period $54,865 $61,421 $63,099 15% 3 % Assets Under Management

18Hamilton Lane | Global Leader in the Private Markets (Dollars in thousands) March 31, 2023 December 31, 2023 Assets Cash and cash equivalents $99,686 $164,450 Restricted cash 4,804 4,985 Fees receivable 47,140 67,751 Prepaid expenses 9,817 9,418 Due from related parties 7,186 9,969 Furniture, fixtures and equipment, net 28,425 33,389 Lease right-of-use assets, net 62,327 63,432 Investments 530,921 587,771 Deferred income taxes 233,912 225,922 Other assets 46,784 25,830 Assets of consolidated variable interest entities: Cash and cash equivalents 12,062 — Investments 57,044 15,855 Other assets 435 52 Total assets $1,140,543 $1,208,824 Liabilities and equity Accounts payable $4,559 $3,313 Accrued compensation and benefits 24,190 58,048 Accrued members' distributions 15,723 21,216 Accrued dividend 15,049 16,793 Debt 213,533 196,752 Payable to related parties pursuant to tax receivable agreement 174,702 173,818 Lease liabilities 78,817 80,373 Other liabilities (includes $14,228 and $13,123 at fair value) 32,856 34,403 Liabilities of consolidated variable interest entities: Other liabilities 6,922 2 Total liabilities 566,351 584,718 Total equity 574,192 624,106 Total liabilities and equity $1,140,543 $1,208,824 Condensed Consolidated Balance Sheets (Unaudited)

19Hamilton Lane | Global Leader in the Private Markets Nine Months Ended December 31, (Dollars in thousands) 2022 2023 Operating activities Net income $135,750 $150,382 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 5,600 5,774 Change in deferred income taxes 14,892 7,990 Change in payable to related parties pursuant to tax receivable agreement (1,105) (884) Equity-based compensation 6,816 9,227 Equity in loss (income) of investees 7,493 (20,071) Net realized (gain) loss on sale of investments (9,783) 288 Fair value adjustment of other investments (18,578) 45 Proceeds received from partnerships 11,877 22,160 Non-cash lease expense 5,370 6,796 Gain on sale of intangible asset 2,771 — Impairment of other investment 43,289 — Other (2,864) 511 Changes in operating assets and liabilities 16,088 21,142 Consolidated variable interest entities related (4,245) (104,220) Net cash provided by operating activities $213,371 $99,140 Investing activities Purchase of furniture, fixtures and equipment $(3,261) $(9,463) Cash paid for acquisition of business (1,500) — Loans to investees (2,535) — Purchase of investments (34,125) (6,352) Proceeds from sale of investments 10,000 1,343 Distributions from investments 1,406 — Proceeds from sale of intangible assets — 2,562 Distributions received from Partnerships 15,990 10,730 Contributions to Partnerships (63,364) (34,985) Consolidated variable interest entities related 278,954 (57,832) Net cash provided by (used in) investing activities $201,565 $(93,997) Financing activities Borrowings of debt $31,682 $— Repayments of debt (3,873) (1,875) Draw-down on revolver 25,000 10,000 Repayment of revolver (25,000) (25,000) Repurchase of Class A shares for employee tax withholding (162) (269) Proceeds received from issuance of shares under Employee Share Purchase Plan 1,441 1,666 Dividends paid (42,550) (48,613) Members' distributions paid (45,828) (31,817) Consolidated variable interest entities related (278,748) 143,648 Net cash (used in) provided by financing activities $(338,038) $47,740 Increase in cash and cash equivalents, restricted cash, and cash and cash equivalents held at consolidated variable interest entities 76,898 52,883 Cash and cash equivalents, restricted cash, and cash and cash equivalents held at consolidated variable interest entities at beginning of the period 76,197 116,552 Cash and cash equivalents, restricted cash, and cash and cash equivalents held at consolidated variable interest entities at end of the period $153,095 $169,435 Condensed Consolidated Statements of Cash Flows (Unaudited)

Non-GAAP Reconciliation

Reconciliation from Net Income

(Dollars in thousands except share and per share amounts)

	Year Ended March 31,		Three Months Ended December 31,		Nine Months Ended December 31,	
	2018	2023	2022	2023	2022	2023
Net income attributable to Hamilton Lane Incorporated	**$17,341**	**$109,120**	**$9,669**	**$19,506**	**$78,034**	**$92,498**
Income attributable to non-controlling interests in general partnerships	2,448	986	422	82	773	171
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	86,508	71,027	9,146	14,944	51,326	52,733
Income attributable to non-controlling interests in Hamilton Lane Alliance Holdings I, Inc.	—	5,617	2,647	—	5,617	—
Income attributable to non-controlling interests in consolidated funds	—	435	—	—	—	4,980
Incentive fees	(49,003)	(156,879)	(29,719)	(11,623)	(139,783)	(48,945)
Incentive fee related compensation[1]	3,874	74,374	14,001	5,521	66,254	23,249
Consolidated VIE related general, administrative and other expenses	—	846	278	—	846	566
Revenue related to consolidated funds	—	61	—	—	—	394
Non-operating income related compensation	—	367	(1,413)	—	54	59
Interest income	(528)	(5,114)	(2,553)	(1,500)	(3,829)	(8,117)
Interest expense	5,989	8,617	2,419	2,748	6,027	8,387
Income tax expense	33,333	55,425	11,788	15,800	38,766	34,055
Equity in (income) loss of investees	(17,102)	(6,543)	(1,039)	(194)	6,463	(20,731)
Contingent compensation related to acquisition	3,399	—	—	—	—	—
Non-operating (income) loss	(5,036)	470	25,873	8	7,546	(2,045)
Fee Related Earnings	**$81,223**	**$158,809**	**$41,519**	**$45,292**	**$118,094**	**$137,254**
Depreciation and amortization	1,891	7,442	2,022	2,037	5,600	5,774
Equity-based compensation	5,544	9,950	2,834	3,264	6,816	9,227
Incentive fees	49,003	156,879	29,719	11,623	139,783	48,945
Incentive fees attributable to non-controlling interests	(1,729)	(302)	(243)	—	(302)	—
Incentive fee related compensation[1]	(3,874)	(74,374)	(14,001)	(5,521)	(66,254)	(23,249)
Non-operating income related compensation	—	(367)	1,413	—	(54)	(59)
Interest income	528	1,789	442	1,500	839	3,536
Adjusted EBITDA	**$132,586**	**$259,826**	**$63,705**	**$58,195**	**$204,522**	**$181,428**
Non-GAAP earnings per share reconciliation						
Net income attributable to Hamilton Lane Incorporated			**$9,669**	**$19,506**	**$78,034**	**$92,498**
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.			9,146	14,944	51,326	52,733
Income tax expense			11,788	15,800	38,766	34,055
Adjusted pre-tax net income			**30,603**	**50,250**	**168,126**	**179,286**
Adjusted income taxes[2]			(7,314)	(11,859)	(40,182)	(42,312)
Adjusted net income			**$23,289**	**$38,391**	**$127,944**	**$136,974**
Adjusted shares outstanding			**53,769,379**	**53,987,555**	**53,733,521**	**53,932,804**
Non-GAAP earnings per share			**$0.43**	**$0.71**	**$2.38**	**$2.54**

1 Incentive fee related compensation includes incentive fee compensation expense and bonus related to carried interest that is classified as base compensation.
2 Represents corporate income taxes at our estimated statutory tax rate of 23.6% and 23.9% for the three and nine month periods ended December 31, 2023 and 2022, respectively, applied to adjusted pre-tax net income. The 23.6% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.6%. The 23.9% is based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 2.9%.

Hamilton Lane | Global Leader in the Private Markets

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21Hamilton Lane | Global Leader in the Private Markets Adjusted EBITDA is an internal measure of profitability. We believe Adjusted EBITDA is useful to investors because it enables them to better evaluate the performance of our core business across reporting periods. Adjusted EBITDA represents net income excluding (a) interest expense on our outstanding debt, (b) income tax expense, (c) depreciation and amortization expense, (d) equity-based compensation expense, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. Fee Related Earnings ("FRE") is used to highlight earnings from recurring management fees. FRE represents net income excluding (a) incentive fees and related compensation, (b) interest income and expense, (c) income tax expense, (d) equity in income of investees, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business. FRE is presented before income taxes. Non-GAAP earnings per share measures our per-share earnings excluding certain significant items that we believe are not indicative of our core performance and assuming all Class B and Class C units in HLA were exchanged for Class A common stock in HLI. Non-GAAP earnings per share is calculated as adjusted net income divided by adjusted shares outstanding. Adjusted net income is income before taxes fully taxed at our estimated statutory tax rate and excludes any impact of changes in carrying amount of our redeemable non-controlling interest. Adjusted shares outstanding for the three and nine months ended December 31, 2022 and 2023 and March 31, 2023 are equal to weighted-average shares of Class A common stock outstanding - diluted. We believe adjusted net income and non-GAAP earnings per share are useful to investors because they enable them to better evaluate total and per-share operating performance across reporting periods. Our assets under management ("AUM"), as presented in these materials, comprise the assets associated with our customized separate accounts and specialized funds. AUM does not include the assets associated with our distribution management services. We classify assets as AUM if we have full discretion over the investment decisions in an account. We calculate our AUM as the sum of: (1) the net asset value of our clients' and funds' underlying investments; (2) the unfunded commitments to our clients' and funds' underlying investments; and (3) the amounts authorized for us to invest on behalf of our clients and fund investors but not committed to an underlying investment. Management fee revenue is based on a variety of factors and is not linearly correlated with AUM. However, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business. Our assets under advisement ("AUA") comprise assets from clients for which we do not have full discretion to make investments in their account. We generally earn revenue on a fixed fee basis on our AUA client accounts for services including asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, monitoring and reporting on investments and investment manager review and due diligence. Advisory fees vary by client based on the amount of annual commitments, services provided and other factors. Since we earn annual fixed fees from the majority of our AUA clients, the growth in AUA from existing accounts does not have a material impact on our revenues. However, we view AUA growth as a meaningful benefit in terms of the amount of data we are able to collect and the degree of influence we have with fund managers. Fee-earning assets under management (Fee-earning "AUM" or "FEAUM") is a metric we use to measure the assets from which we earn management fees. Our fee-earning AUM comprise assets in our customized separate accounts and specialized funds from which we derive management fees that are generally derived from applying a certain percentage to the appropriate fee base. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the majority of our discretionary AUM accounts but also includes certain non-discretionary AUA accounts. Our fee-earning AUM is equal to the amount of capital commitments, net invested capital and net asset value of our customized separate accounts and specialized funds depending on the fee terms. The vast majority of our customized separate accounts and specialized funds earn fees based on commitments or net invested capital, which are not affected by market appreciation or depreciation. Therefore, revenues and fee-earning AUM are not significantly affected by changes in market value. Our calculations of fee-earning AUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Our definition of fee-earning AUM is not based on any definition that is set forth in the agreements governing the customized separate accounts or specialized funds that we manage. Hamilton Lane Incorporated (or "HLI"), a Delaware corporation, was formed for the purpose of completing an initial public offering ("IPO") and related transactions in order to carry on the business of Hamilton Lane Advisors, L.L.C. ("HLA") as a publicly-traded entity. As of the closing of our IPO on March 6, 2017, HLI became the sole managing member of HLA. Terms

22Hamilton Lane | Global Leader in the Private Markets Some of the statements in this presentation may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as "will", "expect", "believe", "estimate", "continue", "anticipate", "intend", "plan", and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management's current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: our ability to manage growth, fund performance, competition in our industry, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to fund commitments; our exposure and that of our clients and investors to the credit risks of financial institutions at which we and they hold accounts; our ability to comply with investment guidelines set by our clients; our ability to successfully integrate acquired businesses with ours; our ability to manage risks associated with introducing new types of investment structures, products or services or entering into strategic partnerships; our ability to manage redemption or repurchase rights in certain of our funds; our ability to manage, identify and anticipate risks we face; our ability to manage the effects of events outside of our control; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks we face, you should refer to the "Risk Factors" detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2023 and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this presentation are made only as of the date presented. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law. Values appearing in this presentation that are whole numbers are rounded approximations. As of February 6, 2024 Disclosures